UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 8, 2019

AZZ Inc.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2019, AZZ Inc. ("AZZ") issued a press release reporting AZZ’s third quarter financial results for the period ended November 30, 2018 and updating financial guidance for the annual fiscal period ending February 28, 2019. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Nor shall the information in this Current Report be incorporated by reference in any other filing with the U.S. Securities and Exchange Commission made by AZZ, whether made before or after the date hereof, unless specifically identified therein as being incorporated therein by reference in such filing.

Item 7.01 Regulation FD Disclosure.

On January 8, 2019, AZZ also posted an investor presentation to its website at https://www.azz.com/investor-relations. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Nor shall the information in this Current Report be incorporated by reference in any other filing with the U.S. Securities and Exchange Commission made by AZZ, whether made before or after the date hereof, unless specifically identified there as being incorporated therein by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report.

Exhibit	Description
99.1	Press release, dated January 8, 2019, reporting AZZ's third quarter fiscal year 2019 financial results and updating guidance for the full fiscal year 2019
99.2	Investor Presentation, dated January 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: January 8, 2019	By: /s/ Paul W. Fehlman
Paul W. Fehlman Senior Vice President and Chief Financial Officer